DARLINGTON COUNTY BANCSHARES, INC.

                                202 CASHUA STREET
                        DARLINGTON, SOUTH CAROLINA 29532



                                 March 21, 2003



Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Darlington County Bancshares, Inc. (the "Company") to be held at the Company's principal offices, 202 Cashua Street, Darlington, South Carolina, on Tuesday, April 22, 2003 at 5:30 p.m.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company, as well as representatives of Elliott, Davis & Company, LLP, our independent auditors, will be present to respond to any questions shareholders may have.

         To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote will be counted if you are unable to attend.

                                                     Sincerely,


                                                     /s/ W. B. McCown, III
                                                     W. B. McCown, III President
                                                     and Chief Executive Officer

                       DARLINGTON COUNTY BANCSHARES, INC.

                                202 CASHUA STREET
                        DARLINGTON, SOUTH CAROLINA 29532
                                 (843) 395-1956




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 2003



To the Shareholders of Darlington County Bancshares, Inc:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Darlington County Bancshares, Inc. (the "Company") will be held on April 22, 2003 at 5:30 p.m., Darlington time, at the Company's principal offices, 202 Cashua Street, Darlington, South Carolina for the following purposes:

         1. To elect four Directors to hold office until their respective terms expire or until their successors are duly elected and qualified;

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 10, 2003 will be entitled to vote at the Annual Meeting.

                                 By Order of the Board of Directors,


                                 /s/ Albert L. James, III
                                 Albert L. James, III
                                 Secretary


Darlington, South Carolina
March 21, 2003


PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU WISH, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING.

                       DARLINGTON COUNTY BANCSHARES, INC.
                                202 CASHUA STREET
                        DARLINGTON, SOUTH CAROLINA 29532

                             ----------------------
                                 PROXY STATEMENT
                             ----------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 22, 2003

         This Notice of Annual Meeting, Proxy Statement and Proxy (these "Proxy Materials") are being furnished to shareholders in connection with a solicitation of proxies by the Board of Directors of Darlington County Bancshares, Inc. (the "Company"). This solicitation is being made in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's principal offices, 202 Cashua Street, Darlington, South Carolina at 5:30 p.m. on April 22, 2003. These Proxy Materials are being mailed on approximately March 21, 2003.

Voting Matters

         Shareholders of record as of the close of business on March 10, 2003 of the Company's $0.01 par value per share common stock ("Common Stock") will be entitled to vote at the Annual Meeting. At the close of business on that day, 158,000 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share on each matter presented at the Annual Meeting or any adjournments thereof. Shareholders are not entitled to cumulate their votes for election of directors.

         Shares of Common Stock may be voted in person or by proxy. The presence, either in person or by proxy, of holders of shares representing a majority of the outstanding Common Stock of the Company on March 10, 2003 is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. In connection with the election of directors, abstentions and broker non-votes are not counted in determining the number of shares present and voting.

Revocability of Proxy

         Shares represented by a properly executed proxy in the accompanying form and given by a shareholder, and not revoked, will be voted in accordance with such instructions. As stated in the Proxy, if a returned Proxy does not specify otherwise, the shares represented thereby will be voted in favor of all proposals set forth herein. Proxies may be revoked at any time prior to their being voted at the Annual Meeting by written notice to Albert L. James, III at Darlington County Bancshares, Inc., 202 Cashua Street, Darlington, South Carolina 29532, (843) 395-1956 or by execution and delivery of a subsequent proxy or by attendance and voting in person at the Annual Meeting.

Solicitation of Proxies

         This solicitation of proxies is made by the Company, and the Company will bear the cost of this proxy solicitation, including the cost of preparing, handling, printing and mailing these Proxy Materials. Proxies will be solicited principally through these Proxy Materials. Proxies may also be solicited by telephone or through personal solicitation conducted by regular employees of the Company. Employees and officers will be reimbursed for the actual out-of-pocket expenses incurred by them in connection with such solicitation. Banks, brokers and other custodians are requested to forward these Proxy Materials to their customers where appropriate, and the Company will reimburse such banks, brokers and custodians for their reasonable out-of-pocket expenses in sending these Proxy Materials to beneficial owners of the shares.

                              ELECTION OF DIRECTORS
                               ITEM 1 ON THE PROXY

Nominations for Election of Directors
       The Company's Board of Directors is currently comprised of 9 persons. The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes of Directors with each class being elected for staggered three-year terms. At this meeting, three directors in the class whose term is expiring at this Annual Meeting are being nominated for reelection. Additionally, Henry M. Funderburk, III, Executive Vice President of Darlington County Bank is being proposed as a nominee for the Board of Directors.

       Directors will be elected by a plurality of votes cast at the Annual Meeting. Abstentions and broker non-votes with respect to Nominees will not be considered to be either affirmative or negative votes.

Identification of Nominees
       Management proposes to nominate to the Board of Directors the four persons listed as Nominees in the table below. Each of the Nominees is currently serving as a Director with the exception of Henry M. Funderburk, III. Each Nominee, if elected, will serve until the expiration of his respective term and until his successor is duly qualified. Unless authority to vote with respect to the election of one or more Nominees is "WITHHELD," it is the intention of the persons named in the accompanying Proxy to vote such Proxy for the election of these Nominees. Management believes that all such Nominees will be available and able to serve as Directors. However, should any Nominee become unable to accept election, it is the intention of the person named in the Proxy, unless otherwise specifically instructed in the Proxy, to vote for the election of such other persons as management may recommend.
       The following table sets forth the names and ages of the Nominees for Directors and the Directors continuing in office, the positions and offices with the Company held by each such person, and the period that each such person has served as a Director.

NAME                                  AGE        POSITION OR OFFICE WITH THE COMPANY              DIRECTOR SINCE
----------------------                ---        -----------------------------------              --------------
NOMINEES FOR DIRECTORS                (FOR TERMS EXPIRING IN 2006)
Hubert C. Baker                       59         Director                                         1998
G. Clyde Scott                        64         Director                                         1986
Eugene A. Vaughan                     54         Director                                         1986
Henry M. Funderburk, III              51         Executive Vice President

DIRECTORS CONTINUING IN OFFICE                   (FOR TERMS EXPIRING IN 2005)
W. Edwin Dargan.                      57         Director                                         1999
Albert L. James, III                  59         Director                                         1997
W. B. McCown, III                     64         President, Chief Executive Officer               1986

DIRECTORS CONTINUING IN OFFICE                   (FOR TERMS EXPIRING IN 2004)
Raymond Galloway                      82         Director                                         1986
R. E. Goodson, Sr.                    87         Chairman of Board of Directors                   1986
Charles G. Howard                     64         Director                                         1997

The Board unanimously recommends a vote For these nominees.

Meetings and Committees of the Board of Directors

       The Board of Directors, by motion passed by a majority of the Board, may designate members of the Board to constitute committees which shall in each case consist of such numbers of Directors and shall have and may exercise such powers as the Board may determine and specify in the respective motions appointing them.

       The Company has the following committees: Audit Committee, Finance Committee, Investment Committee, Benefits Committee, and Executive Committee. The Company does not have a nominating committee.

       The Audit Committee reviews the Company examination and audit reports and is responsible for in-house audit policies. Messrs. James (Chairman), Goodson and Vaughan serve on the Audit Committee. The Audit Committee met four times in 2002.

       The Finance Committee is responsible for the supervision of the Company's loan portfolio and loan policies. Messrs. Galloway (Chairman), Howard, Scott and McCown serve on the Finance Committee. The Finance Committee met eleven (11) times in 2002.

       The Investment Committee is responsible for the supervision of the Company's investments and asset-liability management policy. Messrs. Baker (Chairman), James, Dargan and McCown serve on the Investment Committee. The Investment Committee met four times in 2002.

       The Executive Committee is responsible for the total supervision of the Company to include personnel matters, compensation of officers and employees and long range planning. Messrs. Goodson (Chairman), Galloway, James and McCown serve on the Executive Committee. The Executive Committee met five times in 2002.

       The Benefits Committee is responsible for reviewing the Officer and Employee benefits of the Company. Messrs. Vaughan (Chairman), Baker, Howard, and Dargan serve on the Benefits Committee. The Benefits Committee met four times during 2002.

       The Board of Directors of the Company met twelve times for regular and special meetings in 2002. Each Director attended at least 75% of the aggregate of (a) the total number of meetings of Board of Directors held during the period for which he served as Director, and (b) the total number of meetings held by all committees of the Board on which he served.


                               EXECUTIVE OFFICERS

       The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board. The person set forth below is the sole executive officer of the Company. The Company also has a Chairman of the Board and Secretary, but these individuals are not executive officers.

NAME                       AGE   COMPANY OFFICES CURRENTLY HELD                 COMPANY OFFICER SINCE
----                       ---   ------------------------------                 ---------------------
W. B. McCown, III          64    President and Chief Executive Officer          1986

BUSINESS EXPERIENCE OF DIRECTORS AND EXECUTIVE OFFICERS

         Dr. Baker is a dentist in practice with Askins & Baker, P.A. located in Darlington, South Carolina.

         Mr. Dargan engages in a farming operation in Darlington County.

         Mr. Galloway engages in a farming operation in Darlington County.

         Mr. Goodson is the Chairman of the Board of R.E.  Goodson  Construction
         Co.,  Inc.,  a  construction  company  located  in  Darlington,   South
         Carolina.

         Mr. Howard is the President of Chase Oil Company, Inc. a fuel distributor in the Pee Dee region of South Carolina.

         Mr. James is an attorney in private practice in Darlington, South Carolina.

         Mr. McCown is President and CEO of the Company.

         Mr. Scott is the President of Darlington Machinery Co., Inc., a hardware store and machine shop located in Darlington, South Carolina.

         Mr. Vaughan is President of Vaughan Insurance Agency, Inc., an insurance agency located in Darlington, South Carolina.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

         During 2002, Directors received a fee of $250 for each Board of Directors' meeting attended. Non-employee directors who were committee members received $50 per committee meeting attended.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth information concerning all compensation paid by the Company during the fiscal years ended December 31, 2000, 2001 and 2002 to the Company's CEO for services rendered in all capacities to the Company. For purposes of the table, all bonus amounts listed for a particular year were actually paid in the first quarter of the following year. For example, the bonuses for 2000 were paid in the first quarter of 2001, but listed as 2000 compensation, because the bonuses were earned as of December 31, 2000.


                                                                                Long Term Compensation
                                                                       -----------------------------------
                                     Annual Compensation                        Awards            Payouts
                                      ------------------------------   ------------------------   --------
                                                             Other     Restricted    Securities                    All
                                                            Annual        Stock      Underlying     LTIP          Other
          Name and                      Salary    Bonus     Compen-      Awards      Options/      Payouts    Compensation
     Principal Position        Year       ($)      ($)      sation         ($)       SARs (#)        ($)            ($)
     ------------------        ----    -------    -----     -------    ----------    ----------   --------    -------------

W. B. McCown, III             2002       76,732      964      (1)               --            --        --      3,941(2)
President, CEO                2001       74,414     -0-       (1)               --            --        --      3,826(2)
                              2000       73,696    2,250      (1)               --            --        --      3,679(2)


(Footnotes to table)
-------------------------
(1) Certain amounts may have been expended by the Company which may have had value as a personal benefit to the executive officer. However, the total value of such benefits did not exceed the lesser of $50,000 or 10% of the annual salary and bonus of such executive officer.

(2) This amount is comprised of contributions made by the Company to Mr. McCown's SEP-IRA.

        The Company provides life and health insurance plans for all full-time officers and employees of the Company. Certain officers are reimbursed for civic and social club dues. In December 1989, the Board of Directors established a Simplified Employee Pension-Individual Retirement Account ("SEP-IRA") for all officers and employees meeting certain age and service requirements. Contributions are at the discretion of and determined annually by the Board of Directors and are not to exceed the maximum amount deductible under the applicable section of the Internal Revenue Code. All officers and employees are eligible to receive a contribution after reaching the age of 21 and having completed one full year of service with the Company. Contributions are made, based on a percent of the total base salary for qualified persons and an equal distribution in terms of percent is made to each person's retirement account. The officers and employees are fully vested upon being eligible to participate in the tax deferred plan and are in control of his or her investments. The only SEP-IRA contribution to an executive officer or Director of the Company for the year ended December 31, 2002 was to W.B. McCown, III in the amount of $3,940.51.

        In 1996, the Board of Directors established an Incentive Plan for all eligible officers and employees of the Company. All full-time officers and employees may become eligible to receive an incentive bonus under the Company's Incentive Plan after having completed one full year of service with the Company provided the Company achieved a return on average assets of 1.00% or better. Also, each officer and employee must have met specific individual goals set for their job at the beginning of the year in order to be eligible to participate in the Incentive Plan. The only incentive bonus paid to an executive officer or director of the Company for the period ended December 31, 2002 was to W. B. McCown, III in the amount of $964.00.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of March 10, 2003 information with respect to the Common Stock owned beneficially or of record by each of the Directors and Nominees individually, by the Named Executive Officers and by all Directors and executive officers of the Company as a group. Unless otherwise noted, each person has sole voting power and sole investment power with respect to the shares listed. There are no persons known to the Company to own beneficially 5% or more of the Common Stock. The following information is based on a total of 158,000 shares of Common Stock outstanding. There are no outstanding options to purchase Common Stock.

                                          AMOUNT AND NATURE                          PERCENT
NAME OF BENEFICIAL OWNER               OF BENEFICIAL OWNERSHIP                       OF CLASS
------------------------               -----------------------                       ----------
Hubert C. Baker                               1,000   (1)                               *
W. Edwin Dargan                                 400                                     *
Raymond Galloway                              1,770                                   1.1%
R. E. Goodson, Sr.                              100                                     *
Charles G. Howard                             2,745   (2)                             1.7%
Albert L. James, III                            430                                     *
W. B. McCown, III                             2,300   (3)                             1.5%
G. Clyde Scott                                9,687   (4)                             6.1%
Eugene A. Vaughan                             3,295   (5)                             2.1%
                                                                                            -
Henry M. Funderburk, III                        696   (6)                               *
                                              -----                                 -----

ALL DIRECTORS/EXECUTIVE
   OFFICERS AS A GROUP (10 persons)          22,423                                 14.19%
(Group includes Mr. Funderburk, nominee for Board of Directors)

  *     Less than 1%.

     (1) Includes 300 shares held of record by Dr. Baker's spouse's individual retirement account.
     (2) Includes 2,000 shares held of record of Mr. Howard's individual retirement account.
     (3) Includes 2,000 shares held of record of Mr. McCown's individual retirement account and pending purchase of 200 shares to close in March.
     (4) Includes 3,017 shares held by Mr. Scott's spouse and 4,995 shares held by Darlington Machinery, Inc. of which Mr. Scott is a majority shareholder. Mr. Scott disclaims beneficial ownership of 31% of the shares owned by Darlington Machinery, Inc.
     (5)  Includes  195  shares  held  of  record  by  Mr.  Vaughan's   spouse's
          individual retirement account and 2,000 shares held by Vaughan Insurance Agency of which Mr. Vaughan is the sole shareholder.
     (6) Includes 496 shares held of record of Mr. Funderburk's individual retirement account and pending purchase of 200 shares to close in March.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with the Company's Directors and officers and their associates, on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated third parties. Such loans have not involved more than normal risks of collectibility nor have they presented any other unfavorable features. Under banking regulations applicable to state banks, any loan made by such a Company to any of its officers or Directors must be collaterally secured. The aggregate dollar amount of these loans was approximately $933,807 at December 31, 2002. During 2002, approximately $392,475 in new loans were made and repayments of principal totaled approximately $196,978.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, Directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during 2002, all required Section 16(a) filings applicable to its executive officers, Directors and greater than 10% beneficial owners were made.

                          INDEPENDENT PUBLIC ACCOUNTANT

      Elliott, Davis LLP ("Elliott Davis") served as the Company's independent public accountants for the 2002 fiscal year. Elliott Davis has indicated that it plans to have a representative present at the Annual Meeting. Such representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders. The Board of Directors has selected Elliott Davis as the independent public accountants for the Company for the 2003 fiscal year.

      The Audit Committee considered whether the provision of the services set forth below in "Audit Fees", "Financial Information System Design And Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of Elliott Davis, LLP and determined that no independence issues arose as a result of the provisions of such services.


                                   AUDIT FEES

      During 2002, Elliott, Davis LLP billed the Company an aggregate of $16,500 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and reviews of the financial statements included in the Company's Forms 10-QSB for that year and the Company's income tax returns. The Company estimates that the total fees for the above services for the year ended December 31, 2002 will be approximately $30,000.


      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During the year ended December 31, 2002, Elliott, Davis LLP billed the Company an aggregate of $-0- for the following professional services provided during 2002:The Company estimates that Elliott, Davis LLP will bill an additional $-0- during 2003 for such services provided in 2002.

                                 ALL OTHER FEES

      No other fees were billed by Elliott, Davis LLP.

         The Company's independent accountants also provided to the Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Committee discussed with the independent accountants the firm's independence.


                            REPORT OF AUDIT COMMITTEE


          The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of Darlington County Bancshares, Inc.'s independent auditors, accounting functions and internal controls. The Audit Committee is composed of three directors. The Audit Committee acts under a written charter adopted by the Board of Directors. However, the Audit Committee is not responsible for the preparation or the auditing of the financial statements. The Company's management has the responsibility for preparing the financial statements and implementing internal controls and the Company's independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not the equivalent of an audit.

           The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Darlington County Bancshares, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee Report shall not be incorporated by reference into future filings.

Members of the Audit Committee:

Albert L. James, III
R. E. Goodson, Sr.
Eugene A. Vaughan


                              SHAREHOLDER PROPOSALS

      Proposals by shareholders for consideration at the 2004 Annual Meeting of Shareholders must be received at the Company's offices at 202 Cashua Street, Darlington, South Carolina 29532 no later than December 2, 2003, if any such proposal is to be eligible for inclusion in the Company's proxy materials for its 2004 Annual Meeting. After that date, the proposal will not be considered timely. Shareholders submitting proposals for inclusion in the proxy statement and form of proxy must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, and all shareholders submitting proposals must comply with the Bylaw requirements described below.


      Under applicable regulations, the Company is not required to include shareholder proposals in its proxy materials unless certain other conditions specified in those regulations are satisfied.

     The Bylaws of the Company require timely advance written notice of shareholder nominations of director candidates and of any other proposals to be presented at an annual meeting of shareholders. In the case of director nominations by shareholders, the Bylaws require that a shareholder's notice be delivered to the principal executive offices of the Company during the period of time from the 30th day to the 60th day prior to the annual meeting of shareholders at which directors are to be elected, unless such requirement is expressly waived in advance of the meeting by formal action of the board of directors. In the case of other proposals by shareholders at an annual meeting, the Bylaws require that advance written notice be delivered to the Company's

Secretary (at the address indicated above). To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company between the 60th and 90th days prior to the first anniversary of the preceding year's annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, such shareholder notice must be so delivered between the 60th and 90th days prior to such annual meeting or within 10 days following the day on which public announcement of the date of such meeting is first made by the Company. A copy of the Bylaws is available upon request to the Secretary of the Company at the address indicated above.


                              FINANCIAL INFORMATION

      THE ANNUAL REPORT TO STOCKHOLDERS COVERING THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS, IS ENCLOSED HEREWITH AND INCORPORATED BY REFERENCE HEREIN. THE COMPANY WILL FURNISH FREE OF CHARGE A COPY OF THE ANNUAL REPORT ON FORM 10-KSB UPON WRITTEN REQUEST TO W.B. MCCOWN, III, PRESIDENT, DARLINGTON COUNTY BANCSHARES, INC., P.O. BOX 502, DARLINGTON, S.C. 29540-0502.

                              AVAILABLE INFORMATION


      The Company is presently registered with the Securities and Exchange Commission (the "Commission") and is subject to the informational requirements of the Exchange Act. Pursuant to the provisions of the Exchange Act, the Company is required to file reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed with the Commission may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the
Commission: Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W.,
Washington, D.C. 20549, upon the payment of fees at prescribed rates. The Commission maintains a Web site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (which will include the Company) that file electronically with the Commission.


                                  OTHER MATTERS

      Management is not aware of any other matter to be brought before the Annual Meeting. If other matters are duly presented for action, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.



                                    By Order of the Board of Directors,



                                    /s/ Albert L. James, III
                                    Albert L. James, III
                                    Secretary

March 21, 2003
Darlington, South Carolina

Annex A

P
R
O                   DARLINGTON COUNTY BANCSHARES, INC.
X        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Y                    ANNUAL MEETING, APRIL 22, 2003

     The undersigned stockholder of Darlington County Bancshares, Inc., hereby revoking all previous proxies, hereby appoints Charles G. Howard, Sr. and Albert
L. James, III, and each of them individually, the attorney or attorneys and proxy or proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Darlington County Bancshares, Inc. to be held April 22, 2003, at 5:30 p.m., local time, at 202 Cashua Street, Darlington, South Carolina 29532 and at any adjournments thereof, and to vote all shares of stock of Darlington County Bancshares, Inc. that the undersigned shall be entitled to vote at such meeting. Said proxies are instructed to vote on the matters set forth in the proxy statement/prospectus as specified below.

      1. Election of directors.

             [ ] FOR ALL  NOMINEES  set  forth  below  (except  as marked to the contrary):

             [ ] Hubert C. Baker   [ ] G. Clyde Scott   [ ] Eugene A. Vaughan
             [ ] Henry M. Funderburk, III

             [ ] WITHHOLD AUTHORITY to vote for all Nominees.


      2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS ABOVE.

Please sign exactly as name appears on stock certificate. When signing as attorney, administrator, trustee, guardian or agent, please indicate the capacity in which you are acting. If stock is held jointly, signature should appear for both names. If more than one trustee, all should sign. If stock is held by a corporation, please sign in full corporate name by authorized officer and give title of office. This Proxy may be revoked any time prior to its exercise.

Dated:  ______________________, 2003
                                        ----------------------------------------
                                        Print Name (and title if appropriate)


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name (and title if appropriate)


                                        ---------------------------------------
                                        Signature

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.